As filed with the Securities and Exchange Commission on April 15, 2003
                                                      Registration No. 333-75850
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          ----------------------------

                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                                   California
         (State or other jurisdiction of incorporation or organization)

                                   94-2900635
                      (I.R.S. Employer Identification No.)

                                3011 Triad Drive
                           Livermore, California 94550
                                 (925) 245-3400
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                          ----------------------------

                                Brian R. Carlisle
                Chairman of the Board and Chief Executive Officer
                             Adept Technology, Inc.
                                3011 Triad Drive
                           Livermore, California 94550
                                 (925) 245-3400
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

         Lisa A. Fontenot                             Michael W. Overby
   Gibson, Dunn & Crutcher LLP                Vice-President and Chief Financial
One Montgomery Street, 31st Floor                          Officer
  San Francisco California 94104                       3011 Triad Drive
          (415) 393-8200                         Livermore, California 94550
                                                        (925) 245-3400

        Approximate date of commencement of proposed sale to the public:
     From time to time after this registration statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |_|

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| __________________

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| __________________

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                          DEREGISTRATION OF SECURITIES

         The purpose of this Post-Effective Amendment No. 1 (this "Amendment") to the Registration Statement on Form S-3 (Registration No. 333-75850) (the "Registration Statement") of Adept Technology Inc, a California corporation, is to deregister all securities registered pursuant to the Registration Statement but unsold as of the date this Amendment is filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livermore, California on the 14th day of April, 2003.

                                        ADEPT TECHNOLOGY, INC.


                                        by /s/ Brian R. Carlisle
                                           -------------------------------------
                                           (Brian R. Carlisle, Chairman of the
                                           Board and Chief Executive Officer)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

         Signatures                                   Title                                   Date
         ----------                                   -----                                   ----
/s/ Brian R. Carlisle                    Chairman of the Board and Chief Executive   April 14, 2003
----------------------------             officer (Principal Executive Officer)
Brian R. Carlisle


/s/ Michael W. Overby                    Vice President, Finance and Chief           April 14, 2003
---------------------------              Financial Officer (Principal Financial
Michael W. Overby                        Officer and Principal Accounting Officer)


/s/  Bruce E. Shimano*                   Vice President, Research and Development,   April 14, 2003
---------------------------              Secretary and Director
Bruce E. Shimano


/s/  Ronald E. F. Codd*                  Director                                    April 14, 2003
---------------------------
Ronald E. F. Codd


/s/  Michael P. Kelly*                   Director                                    April 14, 2003
---------------------------
Michael P. Kelly


/s/  Cary R. Mock*                       Director                                    April 14, 2003
---------------------------
Cary R. Mock

*By:  /s/ Michael W. Overby
---------------------------
Attorney-in-Fact